                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                        CHAPTER 11

IN RE: ENRON CORP.,
ET AL., DEBTORS                         CASE NOS. 01-16033 THROUGH 01-16046, 01-16048, 01-16076, 01-16078, 01-16080,
                                        01-16109 THROUGH 01-16111, 01-16280, 01-16319, 01-16428 THROUGH 01-16431, 01-16467,
                                        01-16483, 02-10007, 02-10038, 02-10059 THROUGH 02-10061, 02-10132, 02-10232,
                                        02-10252, 02-10346, 02-10464, 02-10613, 02-10632, 02-10743, 02-10747, 02-10748,
                                        02-10751, 02-10755, 02-10757, 02-10760, 02-10761, 02-10764, 02-10766, 02-10939,
                                        02-11123, 02-11239, 02-11242, 02-11267, 02-11268, 02-11272, 02-11824, 02-11884,
                                        02-12104, 02-12105, 02-12106, 02-12347, 02-12398, 02-12400, 02-12402, 02-12403,
                                        02-12902, 02-13702, 02-13723, 02-14046, 02-14632, 02-14885, 02-14977, 02-15716,
                                        02-16441, 02-16492, 03-10106, 03-10673, 03-10676, 03-10678, 03-10681, 03-10682,
                                        03-11364, 03-11369, 03-11371, 03-11373, 03-11374, 03-12088, 03-13151, 03-13154
                                        THROUGH 03-13160, 03-13234 THROUGH 03-13241, 03-13259, 03-13446, 03-13447,
                                        03-13451, 03-13453, 03-13454, 03-13457, 03-13459 THROUGH 03-13463, 03-13465,
                                        03-13467, 03-13468, 03-13469, 03-13489, 03-13500, 03-13502, 03-13644, 03-13647,
                                        03-13649, 03-13862, 03-13877 THROUGH 03-13885, 03-13915, 03-13918, 03-13919,
                                        03-13920, 03-13926, 03-13930, 03-13949, 03-13950, 03-13952, 03-13953, 03-13957,
                                        03-14053, 03-14054, 03-14065, 03-14067, 03-14068, 03-14069, 03-14070, 03-14126,
                                        03-14130, 03-14131, 03-14175, 03-14176, 03-14177, 03-14178, 03-14185, 03-14223
                                        THROUGH 03-14232, 03-14539, 03-14540, 03-14862, 03-14871, 03-16566, 03-16882

                                        (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                        THE MONTH ENDED OCTOBER 31, 2003

DEBTORS' ADDRESS:          Enron Corp. et al.
                           1400 Smith Street
                           Houston, TX 77002

DEBTORS' ATTORNEY:         Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, NY 10153

REPORT PREPARER:           Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE:    February 27, 2004          By:     /s/ Raymond M. Bowen, Jr.
                                       --------------------------------
                                       Name:  Raymond M. Bowen, Jr.
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR OCTOBER 2003

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through October 2003 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

    o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank.

Table 2 -- Tax Rollforward (Non-Payroll)

    o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued monthly on a separate company basis. Entities included in the Enron consolidated tax group are currently transferring their monthly tax accrual to Enron Corp. The books and records assume that a tax sharing agreement is in effect for each of the Enron subsidiaries included in the consolidated federal tax return.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

    o Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

Table 4 -- Receivables Aging - Non-Commodity

    o Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table
         2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

    o Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table
         2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

    o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty. Amounts reflect receivables and payables from commodity activities for which the applicable debtor entities continue to perform, after netting (offsetting) assets and liabilities related to domestic wholesale trading activities with third parties.

Table 7 -- Asset Dispositions

    o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                         Table 1


                                  Enron Debtors
                            Cash Activity Rollforward
                      For the Month Ended October 31, 2003
                                  (In Millions)

                                                                                                           Transfer
                                                                                     3rd Party   Net      (to)/from
                                                              Beginning   3rd Party  Disburse-  Inter-    Restricted    Ending
Debtor Company                                 Case No.        Balance    Receipts    ments     company     Cash      Balance (c)
----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   3          -      $  -       $  -       $  -         $  3
Enron Corp.                                    01-16034            61         15       (49)       111          -          138
Enron North America Corp.                      01-16035           517         46        (2)        (2)       (60)         499
Enron Power Marketing, Inc.                    01-16036           308         11         -         10        (20)         309
PBOG Corp.                                     01-16037             -          -         -          -          -            -
Smith Street Land Company                      01-16038             -          -         -          -          -            -
Enron Broadband Services, Inc.                 01-16039             -          -         -          -          -            -
Enron Energy Services Operations, Inc.         01-16040            49          -         -          -          -           49
Enron Energy Marketing Corp.                   01-16041             1          -         -          -          -            1
Enron Energy Services, Inc.                    01-16042            24          4         -          3         (2)          29
Enron Energy Services, LLC                     01-16043             -          -         -          -          -            -
Enron Transportation Services Company          01-16044             -          1         -          -          -            1
BAM Leasing Company                            01-16045             -          -         -          -          -            -
ENA Asset Holdings, L.P.                       01-16046             1          -         -          -          -            1
Enron Gas Liquids, Inc.                        01-16048             -          1         -          1         (2)           -
Enron Global Markets LLC                       01-16076             -          -         -          -          -            -
Enron Net Works L.L.C.                         01-16078             -          1        (5)         5          -            1
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -            -
Operational Energy Corp.                       01-16109             -          -         -          -          -            -
Enron Engineering & Construction Co.           01-16110             4          -         -          2          -            6
Enron Engineering & Operational
 Services Co.                                  01-16111             -          -         -          -          -            -
Garden State Paper Company LLC                 01-16280             8          -         -          -          -            8
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -            -
Tenant Services, Inc.                          01-16428             -          -         -          -          -            -
Enron Energy Information
 Solutions, Inc.                               01-16429             -          -         -          -          -            -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -            -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          -            -
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -            -
Enron Broadband Services, L.P.                 01-16483             -          -         -          -          -            -
Enron Energy Services North
  America, Inc.                                02-10007             -          -         -          -          -            -
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -            -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -            -
Enron Global LNG LLC                           02-10060             -          -         -          -          -            -
Enron International Fuel Management
  Company                                      02-10061             -          -         -          -          -            -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -            -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -            -
Enron Liquid Fuels, Inc.                       02-10252             -          -         -          -          -            -
Enron LNG Shipping Company                     02-10346             3          -         -          -          -            3
Enron Property & Services Corp.                02-10464             1          -        (2)         1          -            -
Enron Capital & Trade Resources
 International Corp.                           02-10613             2          2         -         (2)         -            2
Enron Communication Leasing Corp.              02-10632             -          -         -          -          -            -
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                           Continued on the next page

                                                                         Table 1


                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                      For the Month Ended October 31, 2003
                                  (In Millions)

                                                                                                           Transfer
                                                                                     3rd Party   Net      (to)/from
                                                              Beginning   3rd Party  Disburse-  Inter-    Restricted    Ending
Debtor Company                                 Case No.        Balance    Receipts    ments     company     Cash      Balance (c)
----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939             -          -         -          -          -          -
Enron Processing Properties, Inc.              02-11123             -          -         -          -          -          -
Enron Methanol Company                         02-11239             -          -         -          -          -          -
Enron Ventures Corp.                           02-11242             -          -         -          -          -          -
Enron Mauritius Company                        02-11267             -          -         -          -          -          -
Enron India Holding Ltd.                       02-11268             -          -         -          -          -          -
Offshore Power Production C.V.                 02-11272             -          -         -          -          -          -
The New Energy Trading Company                 02-11824             4          -         -          -          -          4
EES Service Holdings, Inc                      02-11884             -          -         -          -          -          -
Enron Wind Development LLC
 (formerly Enron Wind Development
 Corp.) (a)                                    02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106
Enron Reserve Acquisition Corp.                02-12347             -          -         -          -          -          -
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.) (a)                                    02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902             -          -         -          -          -          -
EBF, LLC                                       02-13702             -          -         -          -          -          -
Zond Minnesota Construction Co. LLC (a)        02-13723
Enron Fuels International, Inc.                02-14046             -          -         -          -          -          -
E Power Holdings Corp.                         02-14632             -          -         -          -          -          -
EFS Construction Management Services, Inc.     02-14885             -          -         -          -          -          -
Enron Management Inc.                          02-14977             -          -         -          -          -          -
Enron Expat Services, Inc.                     02-15716             -          -         -          -          -          -
Artemis Associates, LLC                        02-16441             -          -         -          -          -          -
Clinton Energy Management Services, Inc.       02-16492            13          1         -          -          -         14
LINGTEC Constructors, L.P.                     03-10106             -          -         -          -          -          -
EGS New Ventures Group                         03-10673             -          -         -          -          -          -
Louisiana Gas Marketing Company                03-10676             -          -         -          -          -          -
Louisiana Resources Company                    03-10678             -          -         -          -          -          -
LGMI, Inc.                                     03-10681             -          -         -          -          -          -
LRCI, Inc.                                     03-10682             -          -         -          -          -          -
Enron Communications Group, Inc.               03-11364             -          -         -          -          -          -
EnRock Management, LLC                         03-11369             -          -         -          -          -          -
ECI-Texas, L.P.                                03-11371             -          -         -          -          -          -
EnRock, L.P.                                   03-11373             -          -         -          -          -          -
ECI-Nevada Corp.                               03-11374             -          -         -          -          -          -
Enron Alligator Alley Pipeline Company         03-12088             -          -         -          -          -          -
Enron Wind Storm Lake I LLC (a)                03-13151
ECT Merchant Investments Corp.                 03-13154             -          -         -          -          -          -
EnronOnline, LLC                               03-13155             -          -         -          -          -          -
St. Charles Development Company LLC            03-13156             -          -         -          -          -          -
Calcasieu Development Company LLC              03-13157             -          -         -          -          -          -
Calvert City Power I, LLC                      03-13158             -          -         -          -          -          -
Enron ACS, Inc.                                03-13159             -          -         -          -          -          -
LOA, Inc.                                      03-13160             -          -         -          -          -          -
Enron India LLC                                03-13234             -          -         -          -          -          -
Enron International Inc.                       03-13235             -          -         -          -          -          -
Enron International Holdings Corp.             03-13236             -          -         -          -          -          -
Enron Middle East LLC                          03-13237             -          -         -          -          -          -
Enron WarpSpeed Services, Inc.                 03-13238             -          -         -          -          -          -
Modulus Technologies, Inc.                     03-13239             -          -         -          -          -          -
Enron Telecommunications, Inc.                 03-13240             -          -         -          -          -          -
DataSystems Group, Inc.                        03-13241             -          -         -          -          -          -
Risk Management & Trading Corp.                03-13259             -          -         -          -          -          -
Omicron Enterprises, Inc.                      03-13446             -          -         -          -          -          -

                           Continued on the next page

                                                                         Table 1


                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                      For the Month Ended October 31, 2003
                                  (In Millions)

                                                                                                           Transfer
                                                                                     3rd Party   Net      (to)/from
                                                              Beginning   3rd Party  Disburse-  Inter-    Restricted    Ending
Debtor Company                                 Case No.        Balance    Receipts    ments     company     Cash      Balance (c)
----------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447          78            -         -          1          -         79
EFS II, Inc.                                   03-13451           -            -         -          -          -          -
EFS III, Inc.                                  03-13453           -            -         -          -          -          -
EFS V, Inc.                                    03-13454           -            -         -          -          -          -
EFS VI, Inc.                                   03-13457           -            -         -          -          -          -
EFS VII, Inc.                                  03-13459           -            -         -          -          -          -
EFS IX, Inc.                                   03-13460           -            -         -          -          -          -
EFS X, Inc.                                    03-13461           -            -         -          -          -          -
EFS XI, Inc.                                   03-13462           -            -         -          -          -          -
EFS XII, Inc.                                  03-13463           -            -         -          -          -          -
EFS XV, Inc.                                   03-13465           -            -         -          -          -          -
EFS XVII, Inc.                                 03-13467           -            -         -          -          -          -
Jovinole Associates                            03-13468           -            -         -          -          -          -
EFS Holdings, Inc.                             03-13469           -            -         -          -          -          -
Enron Operations Services Corp.                03-13489           27           -         -          3          -         30
Green Power Partners I, LLC (a)                03-13500
TLS Investors, LLC                             03-13502           -            -         -          -          -          -
ECT Securities Limited Partnership             03-13644           3            -         -          -          -          3
ECT Securities LP Corp.                        03-13647           -            -         -          -          -          -
ECT Securities GP Corp.                        03-13649           -            -         -          -          -          -
KUCC Cleburne, LLC                             03-13862           -            -         -          -          -          -
Enron International Asset Management Corp.     03-13877           -            -         -          -          -          -
Enron Brazil Power Holdings XI Ltd.            03-13878           -            -         -          -          -          -
Enron Holding Company, L.L.C.                  03-13879           -            -         -          -          -          -
Enron Development Management, Ltd.             03-13880           -            -         -          -          -          -
Enron International Korea Holdings Corp.       03-13881           -            -         -          -          -          -
Enron Caribe VI Holdings Ltd.                  03-13882           -            -         -          -          -          -
Enron International Asia Corp.                 03-13883           -            -         -          -          -          -
Enron Brazil Power Investments XI Ltd.         03-13884           -            -         -          -          -          -
Paulista Electrical Distribution, L.L.C.       03-13885           -            -         -          -          -          -
Enron Pipeline Construction Services Company   03-13915           -            -         -          -          -          -
Enron Pipeline Services Company                03-13918           -            -         -          -          -          -
Enron Trailblazer Pipeline Company             03-13919           -            -         -          -          -          -
Enron Liquid Services Corp.                    03-13920           -            -         -          -          -          -
Enron Machine and Mechanical Services, Inc.    03-13926           -            -         -          -          -          -
Enron Commercial Finance Ltd.                  03-13930           -            -         -          -          -          -
Enron Permian Gathering, Inc.                  03-13949           -            -         -          -          -          -
Transwestern Gathering Company                 03-13950           -            -         -          -          -          -
Enron Gathering Company                        03-13952           -            -         -          -          -          -
EGP Fuels Company                              03-13953           -            -         -          -          -          -
Enron Asset Management Resources, Inc.         03-13957           -            -         -          -          -          -
Enron Brazil Power Holdings I Ltd.             03-14053           4            -         -          -          -          4
Enron do Brazil Holdings Ltd.                  03-14054           1            -         -          -          -          1
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068           -            -         -          -          -          -
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Construction Company                  03-14070           -            -         -          -          -          -
EFS IV, Inc.                                   03-14126           -            -         -          -          -          -
EFS VIII, Inc.                                 03-14130           -            -         -          -          -          -
EFS XIII, Inc.                                 03-14131           -            -         -          -          -          -
Enron Credit Inc.                              03-14175           1            -         -          -          -          1
Enron Power Corp.                              03-14176          12            -         -          -          -         12
Richmond Power Enterprise, L.P.                03-14177           -            -         -          -          -          -
ECT Strategic Value Corp.                      03-14178           -            -         -          -          -          -
Enron Development Funding Ltd.                 03-14185          54            -         -          -          -         54
Atlantic Commercial Finance, Inc.              03-14223           2            -        (1)         -          -          1
The Protane Corporation                        03-14224           -            -         -          -          -          -


                             Continued on next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                      For the Month Ended October 31, 2003
                                  (In Millions)



                                                                                                           Transfer
                                                                                     3rd Party   Net      (to)/from
                                                              Beginning   3rd Party  Disburse-  Inter-    Restricted    Ending
Debtor Company                                 Case No.        Balance    Receipts    ments     company     Cash      Balance (c)
----------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC          03-14225            5           -         -          -          -            5
Enron Development Corp.                        03-14226            -           -         -          -          -            -
ET Power 3 LLC                                 03-14227            -           -         -          -          -            -
Nowa Sarzyna Holding B.V.                      03-14228            -           -         -          -          -            -
Enron South America LLC                        03-14229           35           -       (14)        (6)         -           15
Enron Global Power & Pipelines LLC             03-14230            -           -         -          -          -            -
Portland General Holdings, Inc.                03-14231            -           -         -          -          -            -
Portland Transition Company, Inc.              03-14232            -           -         -          -          -            -
Cabazon Power Partners LLC (a)                 03-14539
Cabazon Holdings LLC (a)                       03-14540
Enron Caribbean Basin LLC                      03-14862            7           1         -         (1)                      7
Victory Garden Power Partners I LLC (a)        03-14871
Oswego Cogen Company, LLC                      03-16566            -           -         -          -          -            -
Enron Equipment Procurement Company            03-16882            9           -         -          -          -            9

                                                              ---------------------------------------------------------------------
Combined Debtor Entities                                      $1,237         $83      $(73)      $126       $(84)      $1,289
                                                              =====================================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

(c) In addition to the cash ending balance, the debtor companies listed below have restricted cash balances and proceeds held in escrow, primarily related to asset dispositions, as follows (in millions):

                      Enron Metals & Commodity Corp.                             $        26
                      Enron Corp.                                                        508
                      Enron North America Corp.                                          925
                      Enron Power Marketing, Inc.                                        498
                      Smith Street Land Company                                           87
                      Enron Broadband Services, Inc.                                     144
                      Enron Energy Services Operations, Inc.                              53
                      Enron Energy Marketing Corp.                                        26
                      Enron Energy Services, Inc.                                        204
                      Enron Gas Liquids, Inc.                                              9
                      Enron Net Works LLC                                                  4
                      Enron Energy Information Solutions, Inc.                             2
                      Enron Broadband Services, LP                                         2
                      Enron LNG Marketing LLC                                             32
                      Calypso Pipeline, LLC                                                5
                      ENA Upstream Company, LLC                                            1
                      Enron Liquid Fuels, Inc.                                             1
                      Enron LNG Shipping Company                                          24
                      Enron Capital & Trade Resources International Corp                  26
                      Enron Methanol Company                                               5
                      Enron Reserve Acquisition Corp.                                     18
                      EBF, LLC                                                             8
                      E Power Holdings Corp.                                               2
                      The Protane Corporation                                              5
                      Enron South America LLC                                              6
                      Enron Global Power & Pipelines LLC                                  21
                                                                                       ------
                      Combined Debtor Entities                                         $2,642
                                                                                       ======

                                                                         Table 2

                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                      For the Month Ended October 31, 2003
                                  (In Millions)

                                                        Beginning                                      (Payments)      Ending
Debtor Company                          Case No.         Balance       Accruals      Intercompany       Refunds        Balance
-------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.          01-16033        $    -         $    -          $      -          $   -         $     -
Enron Corp.                             01-16034            15            (15)                7              -               7
Enron North America Corp.               01-16035             6             82               (82)             -               6
Enron Power Marketing, Inc.             01-16036             2              -                 -              -               2
PBOG Corp.                              01-16037             -              -                 -              -               -
Smith Street Land Company               01-16038             -              -                 -              -               -
Enron Broadband Services, Inc.          01-16039            (1)            (4)                4              -              (1)
Enron Energy Services Operations, Inc.  01-16040             1              -                 -              -               1
Enron Energy Marketing Corp.            01-16041            (1)             1                 -              -               -
Enron Energy Services, Inc.             01-16042            12              5                (5)             -              12
Enron Energy Services, LLC              01-16043             -              -                 -              -               -
Enron Transportation
  Services Company                      01-16044             -              -                 -              -               -
BAM Leasing Company                     01-16045             -             (1)                1              -               -
ENA Asset Holdings, L.P.                01-16046             -              -                 -              -               -
Enron Gas Liquids, Inc.                 01-16048             -              -                 -              -               -
Enron Global Markets LLC                01-16076             -              -                 -              -               -
Enron Net Works L.L.C.                  01-16078             -             (3)                3              -               -
Enron Industrial Markets LLC            01-16080             -              -                 -              -               -
Operational Energy Corp.                01-16109             -              -                 -              -               -
Enron Engineering &
  Construction Co.                      01-16110             -              -                 -              -               -
Enron Engineering &  Operational
  Services Co.                          01-16111             -              -                 -              -               -
Garden State Paper Company LLC          01-16280             -              -                 -              -               -
Palm Beach Development Company, L.L.C.  01-16319             -              -                 -              -               -
Tenant Services, Inc.                   01-16428             -              -                 -              -               -
Enron Energy Information
  Solutions, Inc.                       01-16429             -              -                 -              -               -
EESO Merchant Investments, Inc.         01-16430             -              -                 -              -               -
Enron Federal Solutions, Inc.           01-16431             -              -                 -              -               -
Enron Freight Markets Corp.             01-16467             -              -                 -              -               -
Enron Broadband Services, L.P.          01-16483             -              -                 -              -               -
Enron Energy Services
  North America, Inc.                   02-10007             -              -                 -              -               -
Enron LNG Marketing LLC                 02-10038             -              -                 -              -               -
Calypso Pipeline, LLC                   02-10059             -              -                 -              -               -
Enron Global LNG LLC                    02-10060             -              -                 -              -               -
Enron International Fuel
  Management Company                    02-10061             -              -                 -              -               -
Enron Natural Gas Marketing Corp.       02-10132             -              -                 -              -               -
ENA Upstream Company LLC                02-10232             -              -                 -              -               -
Enron Liquid Fuels, Inc.                02-10252            (1)             -                 -              -              (1)
Enron LNG Shipping Company              02-10346             -              -                 -              -               -
Enron Property & Services Corp.         02-10464             1              -                 -              -               1
Enron Capital & Trade Resources
  International Corp.                   02-10613            (1)            (3)                3              -              (1)
Enron Communication Leasing Corp.       02-10632             4             (1)                1              -               4
Enron Wind Corp. (b)                    02-10743
Enron Wind Systems, Inc. (b)            02-10747
Enron Wind Energy Systems Corp. (b)     02-10748
Enron Wind Maintenance Corp. (b)        02-10751
Enron Wind Constructors Corp. (b)       02-10755
Enron Wind Systems, LLC
 (formerly EREC
 Subsidiary I, LLC) (a)                 02-10757
Enron Wind Constructors, LLC
 (formerly EREC
 Subsidiary II, LLC) (a)                02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC
 Subsidiary III, LLC) (a)               02-10761
Enron Wind Maintenance, LLC
 (formerly EREC
 Subsidiary IV, LLC) (a)                02-10764
Enron Wind, LLC
 (formerly EREC
 Subsidiary V, LLC) (a)                 02-10766

                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                      For the Month Ended October 31, 2003
                                  (In Millions)




                                                        Beginning                                      (Payments)      Ending
Debtor Company                          Case No.         Balance       Accruals      Intercompany       Refunds        Balance
-------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                    02-10939             -              -                 -              -           -
Enron Processing Properties, Inc.       02-11123             -              -                 -              -           -
Enron  Methanol Company                 02-11239             1              -                 -              -           1
Enron Ventures Corp.                    02-11242             -              -                 -              -           -
Enron Mauritius Company                 02-11267             -              -                 -              -           -
Enron India Holding Ltd.                02-11268             -              -                 -              -           -
Offshore Power Production C.V.          02-11272             -              -                 -              -           -
The New Energy Trading Company          02-11824             -              1                (1)             -           -
EES Service Holdings Inc.               02-11884             -            (17)               17              -           -
Enron Wind Development LLC
 (formerly Enron Wind
 Development Corp.) (a)                 02-12104
ZWHC, LLC (a)                           02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)            02-12106
Enron Reserve Acquisition Corp.         02-12347             -              -                 -              -           -
EPC Estate Services, Inc.
 (formerly National Energy
 Production Corp.) (a)                  02-12398
Enron Power & Industrial
 Construction (a)                       02-12400
NEPCO Power Procurement Co. (a)         02-12402
NEPCO Services
 International, Inc. (a)                02-12403
San Juan Gas Company, Inc.              02-12902             -              -                 -              -           -
EBF, LLC                                02-13702             -              -                 -              -           -
Zond Minnesota Construction
 Company LLC (a)                        02-13723
Enron Fuels International, Inc.         02-14046             -              -                 -              -           -
E Power Holdings Corp.                  02-14632             -              -                 -              -           -
EFS Construction Management
 Services, Inc.                         02-14885             -              -                 -              -           -
Enron Management Inc.                   02-14977             1              1                (1)             -           1
Enron Expat Services, Inc.              02-15716             -              -                 -              -           -
Artemis Associates, LLC                 02-16441             -              -                 -              -           -
Clinton Energy Management
 Services, Inc.                         02-16492             -              -                 -              -           -
LINGTEC Constructors, L.P.              03-10106           (10)             -                 -              -         (10)
EGS New Ventures Corp.                  03-10673             -              -                 -              -           -
Louisiana Gas Marketing Company         03-10676             -              -                 -              -           -
Louisiana Resources Company             03-10678             -              -                 -              -           -
LGMI, Inc.                              03-10681             1              -                 -              -           1
LRCI, Inc.                              03-10682             1              -                 -              -           1
Enron Communications Group, Inc.        03-11364             -              -                 -              -           -
EnRock Management, LLC                  03-11369             -              -                 -              -           -
ECI-Texas, L.P.                         03-11371            (2)             -                 -              -          (2)
EnRock, L..P.                           03-11373             -              -                 -              -           -
ECI-Nevada Corp.                        03-11374             -             (3)                3              -           -
Enron Alligator Alley Pipeline Company  03-12088             -              -                 -              -           -
Enron Wind Storm Lake I LLC (a)         03-13151
ECT Merchant Investments corp.          03-13154             -              -                 -              -           -
EnronOnline, LLC                        03-13155             -              -                 -              -           -
St. Charles Development Company, LLC    03-13156             -              -                 -              -           -
Calcasieu Development Company           03-13157             -              -                 -              -           -
Calvert City Power I, LLC               03-13158             -              -                 -              -           -
Enron ACS, Inc.                         03-13159             -              -                 -              -           -
LOA, Inc.                               03-13160             -              -                 -              -           -
Enron India LLC                         03-13234             -              -                 -              -           -
Enron International Inc.                03-13235             -              -                 -              -           -
Enron International Holdings            03-13236             -              -                 -              -           -
Enron Middle East LLC                   03-13237             -              -                 -              -           -
Enron WarpSpeed Services, Inc.          03-13238             -              -                 -              -           -
Modulus Technologies, Inc.              03-13239             -              -                 -              -           -
Enron Telecommunications, Inc.          03-13240             -              -                 -              -           -
DataSystems Group, Inc.                 03-13241             -              -                 -              -           -
Risk Management & Trading Corp.         03-13259             -            (25)               25              -           -
Omnicron Enterprises, Inc.              03-13446             -              -                 -              -           -

                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                      For the Month Ended October 31, 2003
                                  (In Millions)


                                                         Beginning                                       (Payments)      Ending
Debtor Company                          Case No.          Balance       Accruals       Intercompany       Refunds        Balance
---------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                             03-13447             -              -                 -              -             -
EFS II, Inc.                            03-13451             -              -                 -              -             -
EFS III, Inc.                           03-13453             -              -                 -              -             -
EFS V, Inc.                             03-13454             -              -                 -              -             -
EFS VI, Inc.                            03-13457             -              -                 -              -             -
EFS VII, Inc.                           03-13459             -              -                 -              -             -
EFS IX, Inc.                            03-13460             -              -                 -              -             -
EFS X, Inc.                             03-13461             -              -                 -              -             -
EFS XI, Inc.                            03-13462             -              -                 -              -             -
EFS XII, Inc.                           03-13463             -              -                 -              -             -
EFS XV, Inc.                            03-13465             -              -                 -              -             -
EFS XVII, Inc.                          03-13467             -              -                 -              -             -
Jovinole Associates                     03-13468             -              -                 -              -             -
EFS Holdings, Inc.                      03-13469             -              -                 -              -             -
Enron Operations Services Corp.         03-13489             -              -                 -              -             -
Green Power Partners I LLC (a)          03-13500
TLS Investors, LLC                      03-13502             -              -                 -              -             -
ECT Securities Limited Partnership      03-13644             -              -                 -              -             -
ECT Securities LP Corp.                 03-13647             -              -                 -              -             -
ECT Securities GP Corp.                 03-13649             -              -                 -              -             -
KUCC Cleburne, LLC                      03-13862             -              -                 -              -             -
Enron International Asset
 Management Corp.                       03-13877             -              -                 -              -             -
Enron Brazil Power Holdings XI Ltd.     03-13878             -              -                 -              -             -
Enron Holding Company L.L.C.            03-13879             -              -                 -              -             -
Enron Development Management Ltd.       03-13880             -              -                 -              -             -
Enron International Korea
 Holdings Corp.                         03-13881             -              -                 -              -             -
Enron Caribe VI Holdings Ltd.           03-13882             -              -                 -              -             -
Enron International Asia Corp.          03-13883             -              -                 -              -             -
Enron Brazil Power Investments XI Ltd.  03-13884             -              -                 -              -             -
Paulista Electrical
 Distribution, L.L.C.                   03-13885             -              -                 -              -             -
Enron Pipeline Construction Services
 Company                                03-13915             -              -                 -              -             -
Enron Pipeline Services Company         03-13918             1              -                 -              -             1
Enron Trailblazer Pipeline Company      03-13919             -              -                 -              -             -
Enron Liquid Services Corp.             03-13920             -              -                 -              -             -
Enron Machine and Mechanical
 Services, Inc.                         03-13926             -              -                 -              -             -
Enron Commercial Finance Ltd.           03-13930             -              -                 -              -             -
Enron Permian Gathering Inc.            03-13949             -              -                 -              -             -
Transwestern Gathering Company          03-13950             -              -                 -              -             -
Enron Gathering Company                 03-13952             -              -                 -              -             -
EGP Fuels Company                       03-13953             -              -                 -              -             -
Enron Asset Management Resources, Inc.  03-13957             -              -                 -              -             -
Enron Brazil Power Holdings, I Ltd.     03-14053             -              -                 -              -             -
Enron do Brazil Holdings, Ltd.          03-14054             -              -                 -              -             -
Enron Wind Storm Lake II LLC (a)        03-14065
Enron Renewable Energy Corp. (a)        03-14067
Enron Acquisition III Corp.             03-14068             -              -                 -              -             -
Enron Wind Lake Benton LLC (a)          03-14069
Superior Construction Company           03-14070             -              -                 -              -             -
EFS IV, Inc.                            03-14126             -              -                 -              -             -
EFS VIII, Inc.                          03-14130             -              -                 -              -             -
EFS XIII, Inc.                          03-14131             -              -                 -              -             -
Enron Credit Inc.                       03-14175             -              -                 -              -             -
Enron Power Corp.                       03-14176             -              -                 -              -             -
Richmond Power Enterprise, L.P.         03-14177             -              -                 -              -             -
ECT Strategic Value Corp.               03-14178             -              -                 -              -             -
Enron Development Funding Ltd.          03-14185             -              -                 -              -             -
Atlantic Commercial Finance, Inc.       03-14223             -              -                 -              -             -
The Protane Corporation                 03-14224             -              -                 -              -             -

                           Continued on the next page

                                                                         Table 2


                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                      For the Month Ended October 31, 2003
                                  (In Millions)



                                                         Beginning                                       (Payments)      Ending
Debtor Company                          Case No.          Balance       Accruals       Intercompany       Refunds        Balance
---------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC   03-14225             -              -                 -              -              -
Enron Development Corp.                 03-14226             -              -                 -              -              -
ET Power 3 LLC                          03-14227             -              -                 -              -              -
Nowa Sarzyna Holding B.V.               03-14228             -              -                 -              -              -
Enron South America LLC                 03-14229             -              -                 -              -              -
Enron Global Power & Pipelines LLC      03-14230             -              -                 -              -              -
Portland General Holdings, Inc.         03-14231             -              -                 -              -              -
Portland Transition Company, Inc.       03-14232             -              -                 -              -              -
Cabazon Power Partners LLC (a)          03-14539
Cabazon Holdings LLC (a)                03-14540
Enron Caribbean Basin LLC               03-14862             -            (23)               23              -              -
Victory Garden Power
 Partners I LLC (a)                     03-14871
Oswego Cogen Company, LLC               03-16566             -              -                 -              -              -
Enron Equipment Procurement Company     03-16882             -              -                 -              -              -
                                                         ------------------------------------------------------------------------
Combined Debtor Entities                                  $ 30           $ (5)           $   (2)          $  -           $ 23
                                                         ========================================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

                                                                         Table 3

                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                             As of October 31, 2003
                                  (In Millions)

                                                                     Current
Debtor Company                                          Case No.      1-30      31-60     61-90      91+      Other     Total
-------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                        01-16033       $    -    $    -    $    -    $    -    $    -    $    -
Enron Corp.                                           01-16034            -         -         -         4       130       134
Enron North America Corp.                             01-16035            -         -         -         -        42        42
Enron Power Marketing, Inc.                           01-16036            -         -         -         -         -         -
PBOG Corp.                                            01-16037            -         -         -         -         -         -
Smith Street Land Company                             01-16038            -         -         -         -         -         -
Enron Broadband Services, Inc.                        01-16039            -         -         -         1         -         1
Enron Energy Services Operations, Inc.                01-16040            -         -         -         -         -         -
Enron Energy Marketing Corp.                          01-16041            -         -         -         -         -         -
Enron Energy Services, Inc.                           01-16042            -         -         -         -         -         -
Enron Energy Services, LLC                            01-16043            -         -         -         -         -         -
Enron Transportation Services Company                 01-16044            -         -         -         -         -         -
BAM Leasing Company                                   01-16045            -         -         -         -         -         -
ENA Asset Holdings, L.P.                              01-16046            -         -         -         -         -         -
Enron Gas Liquids, Inc.                               01-16048            -         -         -         -         -         -
Enron Global Markets LLC                              01-16076            -         -         -         -         -         -
Enron Net Works L.L.C.                                01-16078            4         -         -         2         -         6
Enron Industrial Markets LLC                          01-16080            -         -         -         -         -         -
Operational Energy Corp.                              01-16109            -         -         -         -         -         -
Enron Engineering & Construction Co.                  01-16110            -         -         -         -         -         -
Enron Engineering & OperationalServices Co.           01-16111            -         -         -         -         -         -
Garden State Paper Company LLC                        01-16280            -         -         -         -         -         -
Palm Beach Development Company, L.L.C.                01-16319            -         -         -         -         -         -
Tenant Services, Inc.                                 01-16428            -         -         -         -         -         -
Enron Energy Information Solutions, Inc.              01-16429            -         -         -         -         -         -
EESO Merchant Investments, Inc.                       01-16430            -         -         -         -         -         -
Enron Federal Solutions, Inc.                         01-16431            -         -         -         -         -         -
Enron Freight Markets Corp.                           01-16467            -         -         -         -         -         -
Enron Broadband Services, L.P.                        01-16483            -         -         -         -         -         -
Enron Energy Services North America, Inc.             02-10007            -         -         -         -         -         -
Enron LNG Marketing LLC                               02-10038            -         -         -         -         -         -
Calypso Pipeline, LLC                                 02-10059            -         -         -         -         -         -
Enron Global LNG LLC                                  02-10060            -         -         -         -         -         -
Enron International Fuel Management Company           02-10061            -         -         -         -         -         -
Enron Natural Gas Marketing Corp.                     02-10132            -         -         -         -         -         -
ENA Upstream Company LLC                              02-10232            -         -         -         -         -         -
Enron Liquid Fuels, Inc.                              02-10252            -         -         -         -         -         -
Enron LNG Shipping Company                            02-10346            -         -         -         -         -         -
Enron Property & Services Corp.                       02-10464            -         -         -         -         -         -
Enron Capital & Trade Resources International Corp.   02-10613            -         -         -         -         -         -
Enron Communication Leasing Corp.                     02-10632            -         -         -         -         -         -
Enron Wind Corp.  (b)                                 02-10743
Enron Wind Systems, Inc. (b)                          02-10747
Enron Wind Energy Systems Corp. (b)                   02-10748
Enron Wind Maintenance Corp.  (b)                     02-10751
Enron Wind Constructors Corp. (b)                     02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)                02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)               02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)              02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)               02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)                02-10766

                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                             As of October 31, 2003
                                  (In Millions)

                                                                     Current
Debtor Company                                          Case No.      1-30      31-60     61-90      91+      Other     Total
-------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                  02-10939            -         -         -         -         -         -
Enron Processing Properties, Inc.                     02-11123            -         -         -         -         -         -
Enron Methanol Company                                02-11239            -         -         -         -         -         -
Enron Ventures Corp.                                  02-11242            -         -         -         -         -         -
Enron Mauritius Company                               02-11267            -         -         -         -         -         -
Enron India Holding Ltd.                              02-11268            -         -         -         -         -         -
Offshore Power Production C.V.                        02-11272            -         -         -         -         -         -
The New Energy Trading Company                        02-11824            -         -         -         -         -         -
EES Service Holdings, Inc.                            02-11884            -         -         -         -         -         -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)          02-12104
ZWHC, LLC (a)                                         02-12105
Zond Pacific LLC
 (formerly Zond Pacific)  (a)                         02-12106
Enron Reserve Acquisition Corp.                       02-12347            -         -         -         -         -         -
EPC Estate Services, Inc.                             02-12398
 (formerly National Energy Production Corp.) (a)      02-12398
Enron Power & Industrial Construction (a)             02-12400
NEPCO Power Procurement Co. (a)                       02-12402
NEPCO Services International, Inc. (a)                02-12403
San Juan Gas Company, Inc.                            02-12902            -         -         -         -         -         -
EBF, LLC                                              02-13702            -         -         -         -         -         -
Zond Minnesota Construction Company LLC (a)           02-13723
Enron Fuels International, Inc.                       02-14046            -         -         -         -         -         -
E Power Holdings Corp                                 02-14632            -         -         -         -         -         -
EFS Construction Management Services, Inc.            02-14885            -         -         -         -         -         -
Enron Management Inc.                                 02-14977            -         -         -         -         -         -
Enron Expat Services, Inc.                            02-15716            -         -         -         -         -         -
Artemis Associates, LLC                               02-16441            -         -         -         -         -         -
Clinton Energy Management Services, Inc.              02-16492            -         -         -         -         -         -
LINGTEC Constructors, L.P.                            03-10106            -         -         -         -         -         -
EGS New Ventures Corp.                                03-10673            -         -         -         -         -         -
Louisiana Gas Marketing Company                       03-10676            -         -         -         -         -         -
Louisiana Resources Company                           03-10678            -         -         -         -         -         -
LGMI, Inc.                                            03-10681            -         -         -         -         -         -
LRCI, Inc.                                            03-10682            -         -         -         -         -         -
Enron Communications Group, Inc.                      03-11364            -         -         -         -         -         -
EnRock Management, LLC                                03-11369            -         -         -         -         -         -
ECI-Texas, L.P.                                       03-11371            -         -         -         -         -         -
EnRock, L.P.                                          03-11373            -         -         -         -         -         -
ECI-Nevada Corp.                                      03-11374            -         -         -         -         -         -
Enron Alligator Alley Pipeline Company                03-12088            -         -         -         -         -         -
Enron Wind Storm Lake I, LLC (a)                      03-13151
ECT Merchant Investments Corp                         03-13154            -         -         -         -         -         -
EnronOnline, LLC                                      03-13155            -         -         -         -         -         -
St. Charles Development Company, LLC                  03-13156            -         -         -         -         -         -
Calcasieu Development Company, LLC                    03-13157            -         -         -         -         -         -
Calvert City Power I, LLC                             03-13158            -         -         -         -         -         -
Enron ACS, Inc.                                       03-13159            -         -         -         -         -         -
LOA, Inc.                                             03-13160            -         -         -         -         -         -
Enron India LLC                                       03-13234            -         -         -         -         -         -
Enron International Inc.                              03-13235            -         -         -         -         -         -
Enron International Holdings Corp.                    03-13236            -         -         -         -         -         -
Enron Middle East LLC                                 03-13237            -         -         -         -         -         -
Enron WarpSpeed Services, Inc.                        03-13238            -         -         -         -         -         -
Modulus Technologies, Inc.                            03-13239            -         -         -         -         -         -
Enron Telecommunications, Inc.                        03-13240            -         -         -         -         -         -
DataSystems Group, Inc.                               03-13241            -         -         -         -         -         -
Risk Management & Trading Corp.                       03-13259            -         -         -         -         -         -
Omicron Enterprises, Inc.                             03-13446            -         -         -         -         -         -


                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                             As of October 31, 2003
                                  (In Millions)

                                                                     Current
Debtor Company                                          Case No.      1-30      31-60     61-90      91+      Other     Total
-------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                           03-13447            -         -         -         -         -         -
EFS II, Inc.                                          03-13451            -         -         -         -         -         -
EFS III, Inc.                                         03-13453            -         -         -         -         -         -
EFS V, Inc.                                           03-13454            -         -         -         -         -         -
EFS VI, Inc.                                          03-13457            -         -         -         -         -         -
EFS VII, Inc.                                         03-13459            -         -         -         -         -         -
EFS IX, Inc.                                          03-13460            -         -         -         -         -         -
EFS X, Inc.                                           03-13461            -         -         -         -         -         -
EFS XI, Inc.                                          03-13562            -         -         -         -         -         -
EFS XII, Inc.                                         03-13563            -         -         -         -         -         -
EFS XV, Inc.                                          03-13465            -         -         -         -         -         -
EFS XVII, Inc.                                        03-13467            -         -         -         -         -         -
Jovinole Associates                                   03-13468            -         -         -         -         -         -
EFS Holdings, Inc.                                    03-13469            -         -         -         -         -         -
Enron Operations Services Corp.                       03-13489            -         -         -         -         -         -
Green Power Partners I LLC (a)                        03-13500
TLS Investors, LLC                                    03-13502            -         -         -         -         -         -
ECT Securities Limited Partnership                    03-13644            -         -         -         -         -         -
ECT Securities LP Corp.                               03-13647            -         -         -         -         -         -
ECT Securities GP Corp.                               03-13649            -         -         -         -         -         -
KUCC Cleburne, LLC                                    03-13862            -         -         -         -         -         -
Enron International  Asset Management Corp.           03-13877            -         -         -         -         -         -
Enron Brazil Power Holdings XI Ltd.                   03-13878            -         -         -         -         -         -
Enron Holding Company L.L.C.                          03-13879            -         -         -         -         -         -
Enron Development Management Ltd.                     03-13880            -         -         -         -         -         -
Enron International Korea Holdings Corp.              03-13881            -         -         -         -         -         -
Enron Caribe VI Holdings Ltd.                         03-13882            -         -         -         -         -         -
Enron International Asia Corp.                        03-13883            -         -         -         -         -         -
Enron Brazil Power Investments XI Ltd.                03-13884            -         -         -         -         -         -
Paulista Electrical  Distribution, L.L.C.             03-13885            -         -         -         -         -         -
Enron Pipeline Construction Services Company          03-13915            -         -         -         -         -         -
Enron Pipeline Services Company                       03-13918            -         -         -         -         -         -
Enron Trailblazer Pipeline Company                    03-13919            -         -         -         -         -         -
Enron Liquid Services Corp.                           03-13920            -         -         -         -         -         -
Enron Machine and Mechanical Services, Inc.           03-13926            -         -         -         -         -         -
Enron Commercial Finance Ltd.                         03-13930            -         -         -         -         -         -
Enron Permian Gathering, Inc.                         03-13949            -         -         -         -         -         -
Transwestern Gathering Company                        03-13950            -         -         -         -         -         -
Enron Gathering Company                               03-13952            -         -         -         -         -         -
EGP Fuels Company                                     03-13953            -         -         -         -         -         -
Enron Asset Management Resources, Inc.                03-13957            -         -         -         -         -         -
Enron Brazil Power Holdings I Ltd.                    03-14053            -         -         -         -         -         -
Enron do Brazil Holdings Ltd.                         03-14054            -         -         -         -         -         -
Enron Wind Storm Lake II LLC (a)                      03-14065
Enron Renewable Energy Corp. (a)                      03-14067
Enron Acquisition III Corp.                           03-14068            -         -         -         -         -         -
Enron Wind Lake Benton LLC (a)                        03-14069
Superior Construction Company                         03-14070            -         -         -         -         -         -
EFS IV Inc.                                           03-14126            -         -         -         -         -         -
EFS VII, Inc.                                         03-14130            -         -         -         -         -         -
EFS XIII, Inc.                                        03-14131            -         -         -         -         -         -
Enron Credit, Inc.                                    03-14175            -         -         -         -         -         -
Enron Power Corp.                                     03-14176            -         -         -         -         -         -
Richmond Power Enterprise, L.P.                       03-14177            -         -         -         -         -         -
ECT Strategic Value Corp.                             03-14178            -         -         -         -         -         -
Enron Development Funding Ltd.                        03-14185            -         -         -         -         -         -
Atlantic Commercial Finance, Inc.                     03-14223            -         -         -         -         -         -
The Protane Corporation                               03-14224            -         -         -         -         -         -

                             Continued on next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                             As of October 31, 2003
                                  (In Millions)

                                                                     Current
Debtor Company                                          Case No.      1-30      31-60     61-90      91+      Other     Total
-------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC                 03-14225            -         -         -         -         -         -
Enron Development Corp.                               03-14226            -         -         -         -         -         -
ET Power 3 LLC                                        03-14227            -         -         -         -         -         -
Nowa Sarzyna Holding B.V.                             03-14228            -         -         -         -         -         -
Enron South America LLC                               03-14229            -         -         -         -         -         -
Enron Global Power & Pipelines LLC                    03-14230            -         -         -         -         -         -
Portland General Holdings, Inc.                       03-14231            -         -         -         -         -         -
Portland Transition Company, Inc.                     03-14232            -         -         -         -         -         -
Cabazon Power Partners LLC (a)                        03-14539
Cabazon Holdings LLC (a)                              03-14540
Enron Caribbean Basin LLC                             03-14862            -         -         -         -         -         -
Victory Garden Power Partners I LLC (a)               03-14871
Oswego Cogen Company, LLC                             03-16566            -         -         -         -         -         -
Enron Equipment Procurement Company                   03-16882            -         -         -         -         -         -
                                                                    ---------------------------------------------------------
Combined Debtor Entities                                             $    4    $    -    $    -    $    7    $  172    $  183
                                                                    =======================================================--

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
      02-10766)

                                                                         Table 4

                        Receivables Aging - Non-Commodity
                             As of October 31, 2003
                                  (In Millions)

                                                                     Current
Debtor Company                                        Case No.        1-30      31-60     61-90      91+       Other     Total
---------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                        01-16033       $    -    $    -    $    -    $    -    $    -    $    -
Enron Corp.                                           01-16034           39         -         -       164         4       207
Enron North America Corp.                             01-16035            -         -         -         6        10        16
Enron Power Marketing, Inc.                           01-16036            -         -         -         -         -         -
PBOG Corp.                                            01-16037            -         -         -         -         -         -
Smith Street Land Company                             01-16038            -         -         -         -         -         -
Enron Broadband Services, Inc.                        01-16039            -         -         -        18       (17)        1
Enron Energy Services Operations, Inc.                01-16040            -         -         -         -         6         6
Enron Energy Marketing Corp.                          01-16041            -         -         -         -         -         -
Enron Energy Services, Inc.                           01-16042            -         -         -         -         2         2
Enron Energy Services, LLC                            01-16043            -         -         -         -         -         -
Enron Transportation Services Company                 01-16044            -         -         -         -         -         -
BAM Leasing Company                                   01-16045            -         -         -         -         -         -
ENA Asset Holdings, L.P.                              01-16046            -         -         -         -         -         -
Enron Gas Liquids, Inc.                               01-16048            -         -         -         -         -         -
Enron Global Markets LLC                              01-16076            -         -         -         -         -         -
Enron Net Works L.L.C.                                01-16078            -         -         -         3         -         3
Enron Industrial Markets LLC                          01-16080            -         -         -         -         -         -
Operational Energy Corp.                              01-16109            -         -         -         1        (1)        -
Enron Engineering & Construction Co.                  01-16110            -         -         -         4        (4)        -
Enron Engineering & Operational Services Co.          01-16111            -         -         -         -         -         -
Garden State Paper Company LLC                        01-16280            -         -         -         -        20        20
Palm Beach Development Company, L.L.C.                01-16319            -         -         -         -         -         -
Tenant Services, Inc.                                 01-16428            -         -         -         -         -         -
Enron Energy Information Solutions, Inc.              01-16429            -         -         -         -         -         -
EESO Merchant Investments, Inc.                       01-16430            -         -         -         -         -         -
Enron Federal Solutions, Inc.                         01-16431            -         -         -         -         -         -
Enron Freight Markets Corp.                           01-16467            -         -         -         -         -         -
Enron Broadband Services, L.P.                        01-16483            -         -         -         -         -         -
Enron Energy Services North America, Inc.             02-10007            -         -         -         8        (4)        4
Enron LNG Marketing LLC                               02-10038            -         -         -         -         -         -
Calypso Pipeline, LLC                                 02-10059            -         -         -         -         -         -
Enron Global LNG LLC                                  02-10060            -         -         -         -         -         -
Enron International Fuel Management Company           02-10061            -         -         -         -         -         -
Enron Natural Gas Marketing Corp.                     02-10132            -         -         -         -         -         -
ENA Upstream Company LLC                              02-10232            -         -         -         -         -         -
Enron Liquid Fuels, Inc.                              02-10252            -         -         -         -         -         -
Enron LNG Shipping Company                            02-10346            -         -         -         -         -         -
Enron Property & Services Corp.                       02-10464            -         -         -         7         -         7
Enron Capital & Trade Resources International Corp.   02-10613            -         -         -         -         3         3
Enron Communication Leasing Corp.                     02-10632            -         -         -         -         -         -
Enron Wind Corp. (b)                                  02-10743
Enron Wind Systems, Inc. (b)                          02-10747
Enron Wind Energy Systems Corp. (b)                   02-10748
Enron Wind Maintenance Corp. (b)                      02-10751
Enron Wind Constructors Corp. (b)                     02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)                02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)               02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)              02-10761
Enron Wind Maintenance
 (formerly EREC Subsidiary IV, LLC) (a)               02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)                02-10766


                             Continued on next page

                                                                         Table 4

                             As of October 31, 2003
                                  (In Millions)

                                                                     Current
Debtor Company                                        Case No.        1-30      31-60     61-90      91+       Other     Total
---------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                  02-10939            -         -         -         -         -         -
Enron Processing Properties, Inc.                     02-11123            -         -         -         -         -         -
Enron Methanol Company                                02-11239            -         -         -         -         -         -
Enron Ventures Corp.                                  02-11242            -         -         -         -         -         -
Enron Mauritius Company                               02-11267            -         -         -         -         -         -
Enron India Holding Ltd.                              02-11268            -         -         -         -         -         -
Offshore Power Production C.V.                        02-11272            -         -         -         -         -         -
The New Energy Trading Company                        02-11824            -         -         -         -         -         -
EES Service Holdings, Inc.                            02-11884            -         -         -         -         1         1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)          02-12104
ZWHC, LLC (a)                                         02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                          02-12106
Enron Reserve Acquisition Corp.                       02-12347            -         -         -         -         -         -
EPC Estate Services, Inc.                             02-12398
 (formerly National Energy Production Corp.) (a)      02-12398
Enron Power & Industrial Construction (a)             02-12400
NEPCO Power Procurement Co. (a)                       02-12402
NEPCO Services International, Inc. (a)                02-12403
San Juan Gas Company, Inc.                            02-12902            -         -         -         4        (3)        1
EBF, LLC                                              02-13702            -         -         -         -         -         -
Zond Minnesota Construction Company LLC (a)           02-13723
Enron Fuels International, Inc.                       02-14046            -         -         -         -         -         -
E Power Holdings Corp.                                02-14632            -         -         -         -         -         -
Enron Construction Management Services, Inc.          02-14885            -         -         -         -         -         -
Enron Management Inc.                                 02-14977            -         -         -         -         -         -
Enron Expat Services, Inc.                            02-15716            -         -         -         2         -         2
Artemis Associates, LLC                               02-16441            -         -         -         -         -         -
Clinton Energy Management Services, Inc.              02-16492            -         -         -         -         -         -
LINGTEC Constructors, L.P.                            03-10106            -         -         -         -         -         -
EGS New Ventures Corp.                                03-10673            -         -         -         -         -         -
Louisiana Gas Marketing Company                       03-10676            -         -         -         -         -         -
Louisiana Resources Company                           03-10678            -         -         -         -         -         -
LGMI, Inc.                                            03-10681            -         -         -         -         -         -
LRCI, Inc.                                            03-10682            -         -         -         -         -         -
Enron Communications Group, Inc.                      03-11364            -         -         -         -         -         -
EnRock Management, LLC                                03-11369            -         -         -         -         -         -
ECI-Texas, L.P.                                       03-11371            -         -         -         -         -         -
EnRock, L.P.                                          03-11373            -         -         -         -         -         -
ECI-Nevada Corp.                                      03-11374            -         -         -         -         -         -
Enron Alligator Alley Pipeline Company                03-12088            -         -         -         -         -         -
Enron Wind Storm Lake I LLC (a)                       03-13151
ECT Merchant Investments Corp.                        03-13154            -         -         -         -         -         -
EnronOnline, LLC                                      03-13155            -         -         -         -         -         -
St. Charles Development Company, LLC                  03-13156            -         -         -         -         -         -
Calcasieu Development Company, LLC                    03-13157            -         -         -         -         -         -
Calvert City Power I, LLC                             03-13158            -         -         -         -         -         -
Enron ACS, Inc.                                       03-13159            -         -         -         -         -         -
LOA, Inc.                                             03-13160            -         -         -         -         -         -
Enron India LLC                                       03-13234            -         -         -         -         -         -
Enron International Inc.                              03-13235            -         -         -         -         -         -
Enron International Holdings Corp.                    03-13236            -         -         -         -         -         -
Enron Middle East LLC                                 03-13237            -         -         -         -         -         -
Enron WarpSpeed Services, Inc.                        03-13238            -         -         -         -         -         -
Modulus Technologies, Inc.                            03-13239            -         -         -         -         -         -
Enron Telecommunications, Inc.                        03-13240            -         -         -         -         -         -
DataSystems Group, Inc.                               03-13241            -         -         -         -         -         -
Risk Management & Trading Corp.                       03-13259            -         -         -         -         -         -
Omicron Enterprises, Inc.                             03-13449            -         -         -         -         -         -

                             Continued on next page

                                                                         Table 4

                             As of October 31, 2003
                                  (In Millions)


                                                                     Current
Debtor Company                                        Case No.        1-30      31-60     61-90      91+       Other     Total
---------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                           03-13447            -         -         -         -         -         -
EFS II, Inc.                                          03-13447            -         -         -         -         -         -
EFS III, Inc.                                         03-13453            -         -         -         -         -         -
EFS V, Inc.                                           03-13454            -                   -         -         -         -
EFS VI, Inc.                                          03-13457            -         -         -         -         -         -
EFS VII, Inc.                                         03-13459            -         -         -         -         -         -
EFS IX, Inc.                                          03-13460            -         -         -         -         -         -
EFS X, Inc.                                           03-13461            -                   -         -         -         -
EFS XI, Inc.                                          03-13462            -         -         -         -         -         -
EFS XII, Inc.                                         03-13463            -         -         -         -         -         -
EFS XV, Inc.                                          03-13465            -         -         -         -         -         -
EFS XVII, Inc.                                        03-13467            -         -         -         -         -         -
Jovinole Associates                                   03-13468            -         -         -         -         -         -
EFS Holdings, Inc.                                    03-13469            -         -         -         -         -         -
Enron Operations Services Corp.                       03-13489            -         -         -         -         -         -
Green Power Partners I LLC (a)                        03-13500
TLS Investors, LLC                                    03-13502            -         -         -         -         -         -
ECT Securities Limited Partnership                    03-13644            -         -         -         -         -         -
ECT Securities LP Corp.                               03-13647            -         -         -         -         -         -
ECT Securities GP Corp.                               03-13649            -         -         -         -         -         -
KUCC Cleburne, LLC                                    03-13862            -         -         -         -         -         -
Enron International Asset Management Corp.            03-13877            -         -         -         -         -         -
Enron Brazil Power Holdings XI Ltd.                   03-13878            -         -         -         -         -         -
Enron Holding Company L.L.C.                          03-13879            -         -         -         -         -         -
Enron Development Management Ltd.                     03-13880            -         -         -         -         -         -
Enron International Korea Holdings Corp.              03-13881            -         -         -         -         -         -
Enron Caribe VI Holdings Ltd.                         03-13882            -         -         -         -         -         -
Enron International Asia Corp.                        03-13883            -         -         -         -         -         -
Enron Brazil Power Investments XI Ltd.                03-13884            -         -         -         -         -         -
Paulista Electrical Distribution, L.L.C.              03-13885            -         -         -         -         -         -
Enron Pipeline Construction Services Company          03-13915            -         -         -         -         -         -
Enron  Pipeline Services Company                      03-13918            1         -         -         -         -         1
Enron Trailblazer Pipeline Company                    03-13919            -         -         -         -         -         -
Enron Liquid Services Corp.                           03-13920            -         -         -         -         -         -
Enron Machine and Mechanical Services, Inc.           03-13926            -         -         -         -         -         -
Enron Commercial Finance Ltd.                         03-13930            -         -         -         -         -         -
Enron Permian Gathering Inc.                          03-13949            -         -         -         -         -         -
Transwestern Gathering Company                        03-13950            -         -         -         -         -         -
Enron Gathering Company                               03-13952            -         -         -         -         -         -
EGP Fuels Company                                     03-13953            -         -         -         -         -         -
Enron Asset Management Resources, Inc,                03-13957            -         -         -         -         -         -
Enron Brazil  Power Holdings I Ltd.                   03-14053            -         -         -         -         -         -
Enron do Brazil Holdings Ltd.                         03-14054            -         -         -         -         -         -
Enron Wind Storm Lake II LLC (a)                      03-14065
Enron Renewable Energy Corp. (a)                      03-14067
Enron Acquisition III Corp.                           03-14068            -         -         -         -         -         -
Enron Wind Lake Benton LLC (a)                        03-14069
Superior Construction Company                         03-14070            -         -         -         -         -         -
EFS IV, Inc.                                          03-14126            -         -         -         -         -         -
EFS VIII, Inc.                                        03-14130            -         -         -         -         -         -
EFS XIII, Inc.                                        03-14131            -         -         -         -         -         -
Enron Credit Inc.                                     03-14175            -         -         -         -         -         -
Enron Power Corp.                                     03-14176            -         -         -         -         -         -
Richmond Power Enterprise L.P.                        03-14177            -         -         -         -         -         -
ECT Strategic Value Corp.                             03-14178            -         -         -         -         -         -
Enron Development Funding Ltd.                        03-14185            -         -         -         4         -         4
Atlantic Commercial Finance, Inc.                     03-14223            -         -         -        13         -        13
The Protane Corporation                               03-14224            -         -         -         -         -         -

                           Continued on the next page

                                                                         Table 4

                             As of October 31, 2003
                                  (In Millions)

                                                                     Current
Debtor Company                                        Case No.        1-30      31-60     61-90      91+       Other     Total
---------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC                 03-14225            -         -         -         1         -         1
Enron Development Corp.                               03-14226            -         -         -        32       (10)       22
ET Power 3 LLC                                        03-14227            -         -         -         -         -         -
Nowa Sarzyna Holding B.V.                             03-14228            -         -         -         8         -         8
Enron South America LLC                               03-14229            -         -         -         -         -         -
Enron Global Power & Pipelines LLC                    03-14230            -         -         -         -         -         -
Portland General Holdings, Inc.                       03-14231            -         -         -         -         -         -
Portland Transition Company, Inc.                     03-14232             -        -         -         -         -         -
Cabazon Power Partners LLC (a)                        03-14539
Cabazon Holdings LLC (a)                              03-14540
Enron Caribbean Basin LLC                             03-14862            6         -         -         -         -         6
Victory Garden Power Partners I LLC (a)               03-14871
Oswego Cogen Company, LLC                             03-16566            -         -         -         -         -         -
Enron Equipment Procurement Company                   03-16882            -         -         -        48       (15)       33
                                                                     --------------------------------------------------------
Combined Debtor Entities                                             $   46    $    -    $    -    $  323    $   (8)      361
                                                                     ========================================================


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
      02-10766).

                                                                         Table 5

                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                      For the Month Ended October 31, 2003
                                  (In Millions)

                                                                   Beginning                 Payments         Other        Ending
Debtor Company                                        Case No.      Balance     Billings     Received      Adjustments     Balance
-----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                        01-16033      $    -       $    -       $    -         $    -        $    -
Enron Corp.                                           01-16034         219            9          (16)            (5)          207
Enron North America Corp.                             01-16035          18            -            -             (2)           16
Enron Power Marketing, Inc.                           01-16036           -            -            -              -             -
PBOG Corp.                                            01-16037           -            -            -              -             -
Smith Street Land Company                             01-16038           -            -            -              -             -
Enron Broadband Services, Inc.                        01-16039           1            -            -              -             1
Enron Energy Services Operations, Inc.                01-16040           6            -            -              -             6
Enron Energy Marketing Corp.                          01-16041           -            -            -              -             -
Enron Energy Services, Inc.                           01-16042           4            -            -             (2)            2
Enron Energy Services, LLC                            01-16043           -            -            -              -             -
Enron Transportation Services Company                 01-16044           -            -            -              -             -
BAM Leasing Company                                   01-16045           -            -            -              -             -
ENA Asset Holdings, L.P.                              01-16046           -            -            -              -             -
Enron Gas Liquids, Inc.                               01-16048           -            -            -              -             -
Enron Global Markets LLC                              01-16076           -            -            -              -             -
Enron Net Works L.L.C.                                01-16078           4            -            -             (1)            3
Enron Industrial Markets LLC                          01-16080           -            -            -              -             -
Operational Energy Corp.                              01-16109           -            -            -              -             -
Enron Engineering & Construction Co.                  01-16110           -            -            -              -             -
Enron Engineering & Operational Services Co.          01-16111           -            -            -              -             -
Garden State Paper Company LLC                        01-16280          20            -            -              -            20
Palm Beach Development Company, L.L.C.                01-16319           -            -            -              -             -
Tenant Services, Inc.                                 01-16428           -            -            -              -             -
Enron Energy Information Solutions, Inc.              01-16429           -            -            -              -             -
EESO Merchant Investments, Inc.                       01-16430           -            -            -              -             -
Enron Federal Solutions, Inc.                         01-16431           -            -            -              -             -
Enron Freight Markets Corp.                           01-16467           -            -            -              -             -
Enron Broadband Services, L.P.                        01-16483           -            -            -              -             -
Enron Energy Services North America, Inc.             02-10007           4            -            -              -             4
Enron LNG Marketing LLC                               02-10038           -            -            -              -             -
Calypso Pipeline, LLC                                 02-10059           -            -            -              -             -
Enron Global LNG LLC                                  02-10060           -            -            -              -             -
Enron International Fuel Management Company           02-10061           -            -            -              -             -
Enron Natural Gas Marketing Corp.                     02-10132           -            -            -              -             -
ENA Upstream Company LLC                              02-10232           -            -            -              -             -
Enron Liquid Fuels, Inc.                              02-10252           -            -            -              -             -
Enron LNG Shipping Company                            02-10346           -            -            -              -             -
Enron Property & Services Corp.                       02-10464           7            -            -              -             7
Enron Capital & Trade Resources International Corp.   02-10613           3            -            -              -             3
Enron Communication Leasing Corp.                     02-10632           -            -            -              -             -
Enron Wind Corp. (b)                                  02-10743
Enron Wind Systems Inc. (b)                           02-10747
Enron Wind Energy Systems Corp. (b)                   02-10748
Enron Wind Maintenance Corp. (b)                      02-10751
Enron Wind Constructors Corp. (b)                     02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)                02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)               02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)              02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)               02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)                02-10766

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
              Receivables Rollforward - Non-Commodity - Continued
                      For the Month Ended October 31, 2003
                                  (In Millions)

                                                                   Beginning                 Payments         Other        Ending
Debtor Company                                        Case No.      Balance     Billings     Received      Adjustments     Balance
-----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                  02-10939           -            -            -              -             -
Enron Processing Properties, Inc.                     02-11123           -            -            -              -             -
Enron Methanol Company                                02-11239           -            -            -              -             -
Enron Ventures Corp.                                  02-11242           -            -            -              -             -
Enron Mauritius Company                               02-11267           -            -            -              -             -
Enron India Holding Ltd.                              02-11268           -            -            -              -             -
Offshore Power Production C.V.                        02-11272           -            -            -              -             -
The New Energy Trading Company                        02-11824           -            -            -              -             -
EES Services Holdings, Inc.                           02-11884           1            -            -              -             1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)          02-12104
ZWHC, LLC (a)                                         02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                          02-12106
Enron Reserve Acquisition Corp.                       02-12347           -            -            -              -             -
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)      02-12398
Enron Power & Industrial Construction (a)             02-12400
NEPCO Power Procurement Co. (a)                       02-12402
NEPCO Services International, Inc. (a)                02-12403
San Juan Gas Company, Inc.                            02-12902           1            -            -              -             1
EBF, LLC                                              02-13702           -            -            -              -             -
Zond Minnesota Construction Company LLC (a)           02-13723
Enron Fuels International, Inc.                       02-14046           -            -            -              -             -
E Power Holdings Corp.                                02-14632           -            -            -              -             -
Enron Construction Management Services, Inc.          02-14885           -            -            -              -             -
Enron Management, Inc.                                02-14977           -            -            -              -             -
Enron Expat Services, Inc.                            02-15716           2            -            -              -             2
Artemis Associates, LLC                               02-16441           -            -            -              -             -
Clinton Energy Management Services, Inc.              02-16492           -            -            -              -             -
LINGTEC Constructors, L.P.                            03-10106           -            -            -              -             -
EGS New Ventures Corp.                                03-10673           -            -            -              -             -
Louisiana Gas Marketing Company                       03-10676           -            -            -              -             -
Louisiana Resources Company                           03-10678           -            -            -              -             -
LGMI, Inc.                                            03-10681           -            -            -              -             -
LRCI, Inc.                                            03-10682           -            -            -              -             -
Enron Communications Group, Inc.                      03-11364           -            -            -              -             -
EnRock Management, LLC                                03-11369           -            -            -              -             -
ECI-Texas, L.P.                                       03-11371           -            -            -              -             -
EnRock, L.P.                                          03-11373           -            -            -              -             -
ECI-Nevada Corp.                                      03-11374           -            -            -              -             -
Enron Alligator Alley Pipeline Company                03-12088           -            -            -              -             -
Enron Wind Storm Lake I LLC (a)                       03-13151
ECT Merchant Investments Corp.                        03-13154           -            -            -              -             -
EnronOnline, LLC                                      03-13155           -            -            -              -             -
St. Charles Development Company, LLC                  03-13156           -            -            -              -             -
Calcasieu Development Company, LLC                    03-13157           -            -            -              -             -
Calvert City Power I, LLC                             03-13158           -            -            -              -             -
Enron ACS, Inc.                                       03-13159           -            -            -              -             -
LOA, Inc.                                             03-13160           -            -            -              -             -
Enron India LLC                                       03-13234           -            -            -              -             -
Enron International Inc.                              03-13235           -            -            -              -             -
Enron International Holdings Corp.                    03-13236           -            -            -              -             -
Enron Middle East LLC                                 03-13237           -            -            -              -             -
Enron WarpSpeed Services, Inc.                        03-13238           -            -            -              -             -
Modulus Technologies, Inc.                            03-13240           -            -            -              -             -
Enron Telecommunications, Inc.                        03-13240           -            -            -              -             -
DataSystems Group, Inc.                               03-13241           -            -            -              -             -
Risk Management & Trading Corp.                       03-13259           -            -            -              -             -
Omicron Enterprises, Inc.                             03-13446           -            -            -              -             -

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                      For the Month Ended October 31, 2003
                                  (In Millions)

                                                                   Beginning                 Payments         Other        Ending
Debtor Company                                        Case No.      Balance     Billings     Received      Adjustments     Balance
-----------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                           03-13447           -            -            -              -             -
EFS II, Inc.                                          03-13451           -            -            -              -             -
EFS III, Inc.                                         03-13453           -            -            -              -             -
EFS V, Inc.                                           03-13454           -            -            -              -             -
EFS VI, Inc.                                          03-13457           -            -            -              -             -
EFS VII, Inc.                                         03-13459           -            -            -              -             -
EFS IX, Inc.                                          03-13460           -            -            -              -             -
EFS X, Inc.                                           03-13461           -            -            -              -             -
EFS XI, Inc.                                          03-13462           -            -            -              -             -
EFS XII, Inc.                                         03-13463           -            -            -              -             -
EFS XV, Inc.                                          03-13465           -            -            -              -             -
EFS XVII, Inc.                                        03-13467           -            -            -              -             -
Jovinole Associates                                   03-13468           -            -            -              -             -
EFS Holdings, Inc.                                    03-13469           -            -            -              -             -
Enron Operations Services Corp.                       03-13489           -            -            -              -             -
Green Power Partners I, LLC (a)                       03-14500
TLS Investors, LLC                                    03-14502           -            -            -              -             -
ECT Securities Limited Partnership                    03-13644           -            -            -              -             -
ECT Securities LP Corp.                               03-13647           -            -            -              -             -
ECT Securities GP Corp.                               03-13649           -            -            -              -             -
KUCC Cleburne, LLC                                    03-13862           -            -            -              -             -
Enron International Asset Management Corp.            03-13877           -            -            -              -             -
Enron Brazil Power Holdings XI Ltd.                   03-13878           -            -            -              -             -
Enron Holding Company L.L.C.                          03-13879           -            -            -              -             -
Enron Development Management Ltd.                     03-13880           -            -            -              -             -
Enron International Korea Holdings Corp.              03-13881           -            -            -              -             -
Enron Caribe VI Holdings Ltd.                         03-13882           -            -            -              -             -
Enron International Asia Corp.                        03-13883           -            -            -              -             -
Enron Brazil Power Investments XI Ltd.                03-13884           -            -            -              -             -
Paulista Electrical Distribution, L.L.C.              03-13885           -            -            -              -             -
Enron Pipeline Construction Services Company          03-13915           -            -            -              -             -
Enron Pipeline Services Company                       03-13918           1            -            -              -             1
Enron Trailblazer Pipeline Company                    03-13919           -            -            -              -             -
Enron Liquid Services Corp.                           03-13920           -            -            -              -             -
Enron Machine and Mechanical Services, Inc.           03-13926           -            -            -              -             -
Enron Commercial Finance Ltd.                         03-13930           -            -            -              -             -
Enron Permian Gathering Inc.                          03-13949           -            -            -              -             -
Transwestern Gathering Company                        03-13950           -            -            -              -             -
Enron Gathering Company                               03-13952           -            -            -              -             -
EGP Fuels Company                                     03-13953           -            -            -              -             -
Enron Asset Management Resources, Inc.                03-13957           -            -            -              -             -
Enron Brazil Power Holdings I, Ltd.                   03-14053           -            -            -              -             -
Enron do Brazil Holdings Ltd.                         03-14054           -            -            -              -             -
Enron Wind Storm Lake II LLC (a)                      03-14065
Enron Renewable Energy Corp. (a)                      03-14067
Enron Acquisition III Corp.                           03-14068           -            -            -              -             -
Enron Wind Lake Benton LLC (a)                        03-14069
Superior Construction Company                         03-14070           -            -            -              -             -
EFS IV, Inc.                                          03-14126           -            -            -              -             -
EFS VIII, Inc.                                        03-14130           -            -            -              -             -
EFS XIII, Inc.                                        03-14131           -            -            -              -             -
Enron Credit Inc.                                     03-14175           -            -            -              -             -
Enron Power Corp.                                     03-14176           -            -            -              -             -
Richmond Power Enterprise, L.P.                       03-14177           -            -            -              -             -
ECT Strategic Value Corp.                             03-14178           -            -            -              -             -
Enron  Development Funding Ltd..                      03-14185           4            -            -              -             4
Atlantic Commercial Finance, Inc.                     03-14223          13            -            -              -            13
The Protane Corporation                               03-14224           -            -            -              -             -

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
              Receivables Rollforward - Non-Commodity - Continued
                      For the Month Ended October 31, 2003
                                  (In Millions)

                                                                   Beginning                 Payments         Other        Ending
Debtor Company                                        Case No.      Balance     Billings     Received      Adjustments     Balance
-----------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China                     03-14225           1            -            -              -             1
Enron Development Corp.                               03-14226          22            -            -              -            22
ET Power 3 LLC                                        03-14227           8            -            -              -             8
Nowa Sarzyna Holding B.V.                             03-14228           -            -            -              -             -
Enron South America LLC                               03-14229           -            -            -              -             -
Enron Global  Power & Pipelines LLC                   03-14230           -            -            -              -             -
Portland General Holdings, Inc.                       03-14231           -            -            -              -             -
Portland Transition Company, Inc.                     03-14232           -            -            -              -             -
Cabazon Power Partners LLC (a)                        03-14539
Cabazon Holdings LLC (a)                              03-14540
Enron Caribbean Basin LLC                             03-14862           9            -            -             (3)            6
Victory Garden Power Partners I LLC (a)               03-14871
Oswego Cogen Company, LLC                             03-16566           -            -            -              -             -
Enron Equipment Procurement Company                   03-16882          32            -            -              1            33
                                                                    -------------------------------------------------------------
Combined Debtor Entities                                            $  380       $    9       $  (16)        $  (12)       $  361
                                                                    =============================================================



                        Continued from the previous page



(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
      02-10766).

                                                                         Table 6

                                  Enron Debtors
                       Commodity Receivables and Payables
                             As of October 31, 2003
                                  (In Millions)


Debtor Company                                           Case No.                Receivables            Payables
-------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                           01-16033                 $       1             $       7
Enron Corp.                                              01-16034                         -                     -
Enron North America Corp.                                01-16035                         -                    33
Enron Power Marketing, Inc.                              01-16036                         -                     -
PBOG Corp.                                               01-16037                         -                     -
Smith Street Land Company                                01-16038                         -                     -
Enron Broadband Services, Inc.                           01-16039                         -                     -
Enron Energy Services Operations, Inc.                   01-16040                        17                   269
Enron Energy Marketing Corp.                             01-16041                       116                    39
Enron Energy Services, Inc.                              01-16042                       188                   179
Enron Energy Services, LLC                               01-16043                         -                     -
Enron Transportation Services Company                    01-16044                         -                     -
BAM Leasing Company                                      01-16045                         -                     -
ENA Asset Holdings, L.P.                                 01-16046                         -                     -
Enron Gas Liquids, Inc.                                  01-16048                         -                     7
Enron Global Markets LLC                                 01-16076                         -                     -
Enron Net Works L.L.C.                                   01-16078                         -                     -
Enron Industrial Markets LLC                             01-16080                         -                     -
Operational Energy Corp.                                 01-16109                         -                     -
Enron Engineering & Construction Co.                     01-16110                         -                     -
Enron Engineering & Operational Services Co.             01-16111                         -                     -
Garden State Paper Company LLC                           01-16280                         -                    18
Palm Beach Development Company, L.L.C.                   01-16319                         -                     -
Tenant Services, Inc.                                    01-16428                         -                    29
Enron Energy Information Solutions, Inc.                 01-16429                         -                     -
EESO Merchant Investments, Inc.                          01-16430                         -                     -
Enron Federal Solutions, Inc.                            01-16431                         -                     -
Enron Freight Markets Corp.                              01-16467                         -                     -
Enron Broadband Services, L.P.                           01-16483                         -                     -
Enron Energy Services North America, Inc.                02-10007                         -                     -
Enron LNG Marketing LLC                                  02-10038                         -                     -
Calypso Pipeline, LLC                                    02-10059                         -                     -
Enron Global LNG LLC                                     02-10060                         -                     -
Enron International Fuel Management Company              02-10061                         -                     -
Enron Natural Gas Marketing Corp.                        02-10132                         -                     -
ENA Upstream Company LLC                                 02-10232                         -                     -
Enron Liquid Fuels, Inc.                                 02-10252                         -                     -
Enron LNG Shipping Company                               02-10346                         -                     -
Enron Property & Services Corp.                          02-10464                         -                     -
Enron Capital & Trade Resources International Corp.      02-10613                        72                   133
Enron Communication Leasing Corp.                        02-10632                         -                     -
Enron Wind Corp. (b)                                     02-10743
Enron Wind Systems, Inc. (b)                             02-10747
Enron Wind Energy Systems Corp. (b)                      02-10748
Enron Wind Maintenance Corp. (b)                         02-10751
Enron Wind Constructors Corp. (b)                        02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)                   02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)                  02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)                 02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)                  02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)                   02-10766

                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                             As of October 31, 2003
                                  (In Millions)

Debtor Company                                           Case No.                Receivables            Payables
-------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                     02-10939                         -                     -
Enron Processing Properties, Inc.                        02-11123                         -                     -
Enron Methanol Company                                   02-11239                         -                     -
Enron Ventures Corp.                                     02-11242                         -                     -
Enron Mauritius Company                                  02-11267                         -                     -
Enron India Holding Ltd.                                 02-11268                         -                     -
Offshore Power Production C.V.                           02-11272                         -                     -
The New Energy Trading Company                           02-11824                         -                     -
EES Service Holdings, Inc.                               02-11884                         -                     -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)             02-12104                         -                     -
ZWHC, LLC (a)                                            02-12105                         -                     -
Zond Pacific LLC
 (formerly Zond Pacific) (a)                             02-12106                         -                     -
Enron Reserve Acquisition Corp. (b)                      02-12347                         -                     -
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)         02-12398
Enron Power & Industrial Construction (a)                02-12400
NEPCO Power Procurement Co. (a)                          02-12402
NEPCO Services International, Inc. (a)                   02-12403
San Juan Gas Company, Inc.                               02-12902                         -                     -
EBF, LLC                                                 02-13702                         -                     -
Zond Minnesota Construction Company LLC (a)              02-13723
Enron Fuels International, Inc.                          02-14046                         -                     -
E Power Holdings Corp.                                   02-14632                         -                     -
Enron Construction Management, Inc.                      02-14885                         -                     -
Enron Management, Inc.                                   04-14977                         -                     -
Enron Expat Services, Inc.                               02-15716                         -                     -
Artemis Associates, LLC                                  02-16441                         -                     -
Clinton Energy Management Services, Inc.                 02-16492                         5                     2
LINGTEC Constructors, L.P.                               03-10106                         -                     -
EGS New Ventures Corp.                                   03-10673                         -                     -
Louisiana Gas Marketing Company                          03-10676                         -                     -
Louisiana Resources Company                              03-10678                         -                     -
LGMI, Inc.                                               03-10681                         -                     -
LRCI, Inc.                                               03-10682                         -                     -
Enron Communications Group, Inc.                         03-10364                         -                     -
EnRock Management, LLC                                   03-10369                         -                     -
ECI-Texas, L.P.                                          03-11371                         -                     -
EnRock, L.P.                                             03-11373                         -                     -
ECI-Nevada Corp.                                         03-11374                         -                     -
Enron Alligator Alley Pipeline Company                   03-12088                         -                     -
Enron Wind Storm Lake I, LLC (a)                         03-13151
ECT Merchant Investments Corp.                           03-13154                         -                     -
EnronOnline, LLC                                         03-13155                         -                     -
St. Charles Development Company, LLC                     03-13156                         -                     -
Calcasieu Development Company, LLC                       03-13157                         -                     -
Calvert City Power I, LLC                                03-13158                         -                     -
Enron ACS, Inc.                                          03-13159                         -                     -
LOA, Inc.                                                03-13160                         -                     -
Enron India LLC                                          03-13234                         -                     -
Enron International Inc.                                 03-13235                         -                     -
Enron International Holdings Corp.                       03-13236                         -                     -
Enron Middle East LLC                                    03-13237                         -                     -
Enron WarpSpeed Services, Inc.                           03-13238                         -                     -
Modulus Technologies, Inc.                               03-13239                         -                     -
Enron Telecommunications, Inc.                           03-13240                         -                     -
DataSystems Group, Inc.                                  03-13241                         -                     -
Risk Management & Trading Corp.                          03-13259                         -                     -
Omicron Enterprises, Inc.                                03-13446                         -                     -

                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                             As of October 31, 2003
                                  (In Millions)

Debtor Company                                           Case No.                Receivables            Payables
-------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                              03-13447                         -                     -
EFS II, Inc.                                             03-13451                         -                     -
EFS III, Inc.                                            03-13453                         -                     -
EFS V, Inc.                                              03-13454                         -                     -
EFS VI, Inc.                                             03-13457                         -                     -
EFS VII, Inc.                                            03-13459                         -                     -
EFS IX, Inc.                                             03-13460                         -                     -
EFS X, Inc.                                              03-13461                         -                     -
EFS XI, Inc.                                             03-13462                         -                     -
EFS XII, Inc.                                            03-13463                         -                     -
EFS XV, Inv.                                             03-13465                         -                     -
EFS XVII, Inc.                                           03-13467                         -                     -
Jovinole Associates                                      03-13468                         -                     -
EFS Holdings, Inc.                                       03-13469                         -                     -
Enron Operations Services Corp.                          03-13489                         -                     -
Green Power Partners I LLC (a)                           03-13500
TLS Investors, LLC                                       03-13502                         -                     -
ECT Securities Limited Partnership                       03-13644                         -                     -
ECT Securities LP Corp.                                  03-13647                         -                     -
ECT Securities GP Corp.                                  03-13649                         -                     -
KUCC Cleburne, LLC                                       03-13862                         -                     -
Enron International Asset Management Corp.               03-13877                         -                     -
Enron Brazil Power Holdings XI Ltd.                      03-13878                         -                     -
Enron Holding Company L.L.C.                             03-13879                         -                     -
Enron Development Management Ltd.                        03-13880                         -                     -
Enron International Korea Holdings Corp.                 03-13881                         -                     -
Enron Caribe VI Holdings Ltd.                            03-13882                         -                     -
Enron International Asia Corp.                           03-13883                         -                     -
Enron Brazil Power Investments XI Ltd.                   03-13884                         -                     -
Paulista Electrical Distribution, L.L.C.                 03-13885                         -                     -
Enron Pipeline Construction Services Company             03-13915                         -                     -
Enron Pipeline Services Company                          03-13918                         -                     -
Enron Trailblazer Pipeline Company                       03-13919                         -                     -
Enron Liquid Services Corp.                              03-13920                         -                     -
Enron Machine and Mechanical Services, Inc.              03-13926                         -                     -
Enron Commercial Finance Ltd.                            03-13930                         -                     -
Enron Permian Gathering Inc.                             03-13949                         -                     -
Transwestern Gathering Company                           03-13950                         -                     -
Enron Gathering Company                                  03-13952                         -                     -
EGP Fuels Company                                        03-13953                         -                     -
Enron Asset Management Resources, Inc.                   03-13957                         -                     -
Enron Brazil Power Holdings I Ltd.                       03-14053                         -                     -
Enron do Brazil Holdings Ltd.                            03-14054                         -                     -
Enron Wind Storm Lake II LLC (a)                         03-14065
Enron Renewable Energy Corp. (a)                         03-14067
Enron Acquisition III Corp.                              03-14068                         -                     -
Enron Wind Lake Benton LLC (a)                           03-14069
Superior Constriction Company                            03-14070                         -                     -
EFS IV, Inc.                                             03-14126                         -                     -
EFS VII, Inc.                                            03-14130                         -                     -
EFS XIII, Inc.                                           03-14131                         -                     -
Enron Credit Inc.                                        03-14175                         -                     -
Enron Power Corp.                                        03-14176                         -                     -
Richmond Power Enterprise, L.P.                          03-14177                         -                     -
ECT Strategic Value Corp.                                03-14178                         -                     -
Enron Development Funding Ltd.                           03-14185                         -                     -
Atlantic Commercial Finance, Inc.                        03-14223                         -                     -
The Protane Corporation                                  03-14224                         -                     -

                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                             As of October 31, 2003
                                  (In Millions)

Debtor Company                                           Case No.                Receivables            Payables
-------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China                        03-14225                         -                     -
Enron Development Corp.                                  03-14226                         -                     -
ET Power 3 LLC                                           03-14227                         -                     -
Nowa Sarzyna Holding B.V.                                03-14228                         -                     -
Enron South America LLC                                  03-14229                         -                     -
Enron Global  Power & Pipelines LLC                      03-14230                         -                     -
Portland General Holdings, Inc.                          03-14231                         -                     -
Portland Transition Company, Inc.                        03-14231                         -                     -
Cabazon Power Partners LLC (a)                           03-14539
Cabazon Holdings LLC (a)                                 03-14540
Enron Caribbean Basin LLC                                03-14862                         -                     -
Victory Garden Power Partners I LLC (a)                  03-14871
Oswego Cogen Company, LLC                                03-16566
Enron Equipment Procurement Company                      03-16882                         -                     -
                                                                                  -------------------------------
Combined Debtor Entities                                                          $     399             $     716
                                                                                  ===============================


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
      02-10766).

                                                                         Table 7

                                 Enron Entities
                               Asset Dispositions
                      For the Month Ended October 31, 2003
                                  (In Millions)


                                                                     Asset                           Book
Company                                Date Closed                Description                        Value     Proceeds
------------------------------------------------------------------------------------------------------------------------
Debtor Companies
----------------
None.

Non-Debtor Companies
--------------------
Enron Asset Holdings, LLC             10/30/03          Sale of Enron's 47.5% interest in             $133        $127
                                                        EcoElectrica, a liquefied natural gas
                                                        facility located in Penuelas, Puerto Rico.

ECT Investing Partners LP             10/31/03          Sale of Enron's Falcon 900 aircraft.             9         12